                                                                                                                                                                                        Exhibit 10.17

EXTREME NETWORKS, INC.

NOTICE OF GRANT OF STOCK OPTION

(For U.S. Participants)

Extreme Networks, Inc. (the “Company”) has granted to the Participant an option (the “Option”) to purchase certain shares of Stock pursuant to the Extreme Networks, Inc. 2013 Equity Incentive Plan (the “Plan”), as follows:

Participant:	%%FIRST_NAME%-% %%LAST_NAME%-%	Employee ID:	%%EMPLOYEE_IDENTIFIER%-%

Date of Grant:	%%OPTION_DATE%-%

Number of Option Shares:	%%TOTAL_SHARES_GRANTED%-%, subject to adjustment as provided by the Option Agreement.

Exercise Price:	$%%OPTION_PRICE%-%

Vesting Start Date:	%%VEST_BASE_DATE%-%

Option Expiration Date:	The 7th anniversary of the Date of Grant

Tax Status of Option:	%%OPTION_TYPE%-%

Vested Shares:

Except as provided in the Option Agreement and provided the Participant’s Service has not terminated prior to the applicable date, the number of Vested Shares (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the “Vested Ratio” determined as of such date as follows:

Vested Ratio
	Prior to first anniversary of Vesting Start Date		0
	On first anniversary of Vesting Start Date (the “Initial Vesting Date”)		1/4
Plus
	For each additional full month of the Participant’s Service from Initial Vesting Date until the Vested Ratio equals 1/1, an additional		1/48
Superseding Agreement:

The terms and conditions of the foregoing Superseding Agreement to which the Participant is a party shall, notwithstanding any provision of the Option Agreement to the contrary, supersede any inconsistent term or condition set forth in the Option Agreement to the extent intended by such Superseding Agreement.

By the Company’s authorized signature below and the Participant’s by electronic acceptance in a form authorized by the Company, the Company and the Participant agree that the Option is governed by this Grant Notice and by the provisions of the Option Agreement and the Plan, both of which are made a part of this document, and by the Superseding Agreement, if any.  The Participant acknowledges that copies of the Plan, the Option Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice.  The Participant represents that the Participant has read and is familiar with the provisions of the Option Agreement and the Plan, and hereby accepts the Option subject to all of their terms and conditions.

EXTREME NETWORKS, INC.

145 Rio Robles
San Jose, California 95134

ATTACHMENTS:	2013 Equity Incentive Plan, as amended to the Date of Grant; Stock Option Agreement, Exercise Notice and Plan Prospectus